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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48960) of Women.com Networks, Inc. of our reports dated February 14, 2001 relating to the financial statements and financial statement schedule which appear in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
April 2, 2001